As filed with the Securities and Exchange Commission on November 10, 2026.

Registration No. 333-299084

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 2

TO

FORM S-1

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

BOXLIGHT CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	8211	34-4794936
(State or Other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Michael Pope

Executive Chairman

2750 Premiere Pkwy #900

Duluth, Georgia 30097

(678) 367-0809

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Copies to:

Joseph M. Lucosky, Esq.

Edward Welch, Esq.

Lucosky Brookman LLP

101 Wood Avenue South, 5th Floor

Woodbridge, New Jersey 08830

(732) 395-4400

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

Boxlight Corporation is filing this Amendment No. 2 (this “Amendment”) to its Registration Statement on Form S-1 (File No. 333-299084) (the “Registration Statement”) as an exhibit-only filing. Accordingly, this Amendment consists only of the facing page, this explanatory note, Item 16(a) of Part II of the Registration Statement, the signature page to the Registration Statement, and the updated Exhibits 5.1 and 107, filed herewith. The remainder of the Registration Statement is unchanged and has been omitted.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

(a)	Exhibits

Exhibit No.	Description of Exhibit
3.1	Eleventh Amended and Restated Articles of Incorporation, incorporated by reference to Exhibit 3.5 to the Registration Statement on Form S-1 (File No. 333-204811) filed on December 15, 2016.

3.2	Amended and Restated Bylaws, adopted as of April 14, 2026, incorporated by reference to Exhibit 3.2 to the Annual Report on Form 10-K filed on April 15, 2026.

3.3	Certificate of Change to Articles of Incorporation of Boxlight Corporation, effective June 14, 2023 (1-for-8 Reverse Stock Split) filed with the Securities and Exchange Commission on April 15, 2026, incorporated by reference to Exhibit 3.3 to the Company’s Annual Report on Form 10-K filed April 15, 2026.

3.4	Certificate of Change to the Certificate of Incorporation of Boxlight Corporation (1-for-5 Reverse Stock Split), filed with the Securities and Exchange Commission on February 12, 2025, incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed February 12, 2025.

3.5	Certificate of Change to the Certificate of Incorporation of Boxlight Corporation (1-for-6 Reverse Stock Split), incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed December 19, 2025.

3.6	Certificate of Change effecting a 1-for-6 reverse stock split of Boxlight Corporation’s Class A Common Stock, incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed on June 22, 2026.

3.7	Certificate of Amendment to the Articles of Incorporation of Boxlight Corporation, increasing authorized Class A Common Stock to 55,000,000 shares, incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed July 29, 2026.

3.8	Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock, incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on August 11, 2026.

3.9	Certificate of Amendment to Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock, effective September 30, 2026, incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed October 6, 2026.

3.10	Certificate of Designation of Series E Convertible Preferred Stock, effective September 30, 2026, incorporated by reference to Exhibit 3.2 to the Current Report on Form 8-K filed October 6, 2026.

4.1	Certificate of Designations of Series A Convertible Preferred Stock, incorporated by reference to Exhibit 4.1 in the Registration Statement on Form S-1 (Reg. No. 377-00845) filed on June 9, 2015.

4.2	Amended and Restated Certificate of Designations of the Series A Convertible Preferred Stock filed on July 19, 2019 filed with the Securities and Exchange Commission on April 15, 2026, incorporated by reference to Exhibit 4.2 to the Company’s Annual Report on Form 10-K filed April 15, 2026.

4.3	Operating Agreement of EOSEDU, LLC, dated September 17, 2018, by and between the Boxlight Corporation and EOSEDU, LLC dated September 17, 2018, incorporated by reference to Exhibit 4.8 to Amendment No. 1 to the Registration Statement on Form S-1 (Reg. No. 333-226068) filed on September 24, 2018.

4.4	Form of Certificate of Designation for Series B Convertible Preferred Stock, incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed September 25, 2020.

4.5	Form of Certificate of Designations for Series C Convertible Preferred Stock, incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed September 25, 2020.

4.6	Form of Amended and Restated Certificate of Designations for Series B Convertible Preferred Stock, incorporated by reference to Exhibit 4.3 to the Quarterly Report on Form 10-Q for the period ended September 30, 2020.

4.7	Amendment to Certificate of Designation of Series B Preferred Stock, incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed October 3, 2025.

4.8	Form of Amended and Restated Certificate of Designations for the Series C Convertible Preferred Stock, incorporated by reference to Exhibit 4.4 to the Quarterly Report on Form 10-Q for the period ended September 30, 2020.

4.9	Form of Warrant, dated December 31, 2021, issued to WhiteHawk Finance LLC, incorporated by reference to Exhibit 4.1 to the Current Report on Form 8- K filed January 5, 2022.

4.10	Description of Securities, as restated to reflect the reverse stock splits, incorporated by reference to Exhibit 4.10 to the Annual Report on Form 10-K filed on April 15, 2026.

4.11	Form of Pre-Funded Warrant, dated July 22, 2022, issued to an accredited institutional investor, incorporated by reference to Exhibit 4.1 to the Current Report on Form 8- K filed July 26, 2022.

4.12	Form of Warrant, dated July 22, 2022, issued to an accredited institutional investor, incorporated by reference to Exhibit 4.2 to the Current Report on Form 8- K filed July 26, 2022.

4.13	2025 Form of Pre-Funded Warrant, incorporated by reference to Exhibit 4.1 to the Current Report on Form 8- K filed February 21, 2025.

4.14	Form of Pre-Funded Warrant issued in connection with the February 2025 private placement, incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed February 21, 2025.

4.15	Amendment to Certificate of Designation (Series B Preferred Stock), incorporated by reference to Exhibit 4.3 to the Current Report on Form 8- K filed February 21, 2025.

4.16	Amendment to Certificate of Designation (Series C Preferred Stock), incorporated by reference to Exhibit 4.4 to the Current Report on Form 8- K filed February 21, 2025.

4.17	Form of Common Warrant issued in connection with the February 2025 private placement, incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed February 21, 2025.

5.1*	Opinion of Lucosky Brookman LLP

10.1	Employment Agreement, dated January 1, 2019, between Sahara Presentation Systems PLC and Shaun Marklew, incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed November 30, 2020.†

10.2	Deed of variation, dated September 24, 2020, between Sahara Presentation Systems PLC and Shaun Marklew, incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed November 30, 2020.

10.3	Share Purchase Agreement, dated March 19, 2021, between Sahara Holdings Ltd., Clevertouch BV and Karel Callens, incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q filed on May 13, 2021.

10.4	Boxlight Corporation 2021 Equity Incentive Plan, incorporated by reference to Exhibit 10.1 to the Registration Statement on Form S-8 filed on October 14, 2021.†

10.5	Membership Interest Purchase Agreement dated October 29, 2021, between Boxlight Corporation, Boxlight Inc., FrontRow Calypso LLC, Phonic Ear Inc. and Calypso Systems LLC, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed November 1, 2021.

10.6	Credit Agreement dated December 31, 2021, between Boxlight Corporation, its subsidiaries, Whitehawk Finance LLC., and White Hawk Capital Partners, LP, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed January 5, 2022.

10.7	Amendment to Credit Agreement, dated April 4, 2022, between Boxlight Corporation, its subsidiaries, Whitehawk Finance LLC and White Hawk Capital Partners, LP, incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed April 4, 2022.

10.8	Amended and Restated Fee Letter, dated April 4, 2022, between Boxlight Corporation, its subsidiaries, Whitehawk Capital Partners, LP and Whitehawk Finance, LLC, incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed April 4, 2022.

10.9	Employment Agreement, dated June 13, 2022, between Boxlight Corporation and Greg Wiggins, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed June 14, 2022.†

10.10	Second Amendment to Credit Agreement (including Exhibit A), dated June 21, 2022, between Boxlight Corporation, its subsidiaries, Whitehawk Capital Partners, LP and Whitehawk Finance LLC, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed June 27, 2022.

10.11	Securities Purchase Agreement dated July 22, 2022, between Boxlight Corporation and an accredited institutional investor, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed July 26, 2022.

10.12	Third Amendment to Credit Agreement, dated April 24, 2023, between Boxlight Corporation, its subsidiaries, Whitehawk Capital Partners, LP and Whitehawk Finance LLC, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed April 26, 2023.

10.13	Notice of Borrowing, dated April 24, 2023, from Boxlight Corporation addressed to Whitehawk Capital Partners, LP, incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed April 26, 2023.

10.14	Fourth Amendment to the Credit Agreement, dated June 26, 2023, between Boxlight Corporation, its subsidiaries, Whitehawk Capital Partners, LP and Whitehawk Finance LLC, incorporated by reference to exhibit 10.4 to the quarterly report on Form 10-Q filed August 9, 2023.

10.15	Fifth Amendment to Credit Agreement, dated March 14, 2024, between Boxlight Corporation, its subsidiaries, Whitehawk Capital Partners, LP and Whitehawk Finance LLC filed with the Securities and Exchange Commission on April 15, 2026, incorporated by reference to Exhibit 10.15 to the Company’s Annual Report on Form 10-K filed April 15, 2026.

10.16	Sixth Amendment to the Credit Agreement, dated April 19, 2024, between Boxlight Corporation, its subsidiaries, Whitehawk Capital Partners, LP and Whitehawk Finance LLC, incorporated by reference to exhibit 10.1 to the Current Report on Form 8-K filed April 23, 2024.

10.17	Seventh Amendment and Waiver to Credit Agreement, dated August 12, 2024, between Boxlight Corporation, its subsidiaries, Whitehawk Capital Partners, LP and Whitehawk Finance LLC, incorporated by reference to exhibit 10.3 to the Quarterly Report on Form 10-Q filed August 13, 2024.

10.18	Waiver to Credit Agreement, dated November 14, 2024, between Boxlight Corporation, its subsidiaries, Whitehawk Capital Partners, LP and Whitehawk Finance LLC, incorporated by reference to exhibit 10.2 to the Quarterly Report on Form 10-Q filed November 14, 2024.

10.19	Eighth Amendment and Waiver to Credit Agreement, dated March 24, 2025, incorporated by reference to Exhibit 10.89 to the Company’s Form 10-K/A for the fiscal year ended December 31, 2024 filed May 12, 2025.

10.20	Forbearance Agreement and Ninth Amendment and Waiver to Credit Agreement, dated August 13, 2025, incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 filed August 14, 2025.

10.21	Forbearance Agreement and Tenth Amendment and Waiver to Credit Agreement, dated December 2, 2025, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed December 2, 2025.

10.22	Eleventh Amendment to Credit Agreement, dated December 18, 2025, incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed December 18, 2025.

10.23	Waiver to Credit Agreement, dated March 27, 2026, between Boxlight Corporation, its subsidiaries, Whitehawk Capital Partners, LP and Whitehawk Finance LLC filed with the Securities and Exchange Commission on April 15, 2026, incorporated by reference to Exhibit 10.23 to the Company’s Annual Report on Form 10-K filed April 15, 2026.

10.24	Placement Agent Agreement, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8- K filed February 21, 2025.

10.25	Form of Securities Purchase Agreement, incorporated by reference to Exhibit 10.2 to the Current Report on Form 8- K filed February 21, 2025.

10.26	Inventory Finance Agreement, dated May 27, 2025, by and between Boxlight Corporation and J.J. Astor & Co., incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 filed August 14, 2025.

10.27	Amendment to Inventory Finance Agreement, dated November 3, 2025, by and between Boxlight Corporation and J.J. Astor & Co., incorporated by reference to Exhibit 9.0 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 filed November 14, 2025.

10.28	Amendment to Amended and Restated Inventory Finance Agreement, by and between Boxlight Corporation and J.J. Astor & Co., dated April 1, 2026 filed with the Securities and Exchange Commission on April 15, 2026, incorporated by reference to Exhibit 10.28 to the Company’s Annual Report on Form 10-K filed April 15, 2026.

10.29	Placement Agency Agreement, dated September 23, 2025, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed September 23, 2025.

10.30	Securities Purchase Agreement, dated September 23, 2025, incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed September 23, 2025.

10.31	Agreement relating to Series B and Series C Preferred Stock, dated October 1, 2025, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed October 3, 2025.

10.32	Employment Agreement, dated September 29, 2025 and effective October 8, 2025, by and between Boxlight Corporation and Ryan Zeek, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed October 14, 2025.†

10.33	Employment Agreement dated September 30, 2024 between Boxlight Corporation and Dale Strang, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed December 18, 2025.†

10.34	Boxlight Corporation 2021 Cash Long-Term Incentive Award Plan for Dale Strang, incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed December 18, 2025.†

10.35	Employment Agreement dated February 26, 2024 (effective March 1, 2024), by and between Boxlight Corporation and Jens Holstebro, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed January 16, 2026.†

10.36	Boxlight Corporation 2021 Cash Long-Term Incentive Award Plan for Jens Holstebro, incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed January 16, 2026.†

10.37	Waiver to Credit Agreement, dated May 11, 2026, between Boxlight Corporation, its subsidiaries, Whitehawk Capital Partners, LP and Whitehawk Finance LLC, incorporated by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q filed on May 15, 2026.

10.38	Waiver to Credit Agreement, dated August 10, 2026, between Boxlight Corporation, its subsidiaries, Whitehawk Capital Partners, LP and Whitehawk Finance LLC, incorporated by reference to Exhibit 10.4 to the Quarterly Report on Form 10-Q filed on August 14, 2026.

10.39	Securities Purchase Agreement, dated August 5, 2026, by and among Boxlight Corporation and the Purchasers party thereto, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on August 11, 2026.

10.40	Registration Rights Agreement, dated August 5, 2026, by and among Boxlight Corporation and the Purchasers party thereto, incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on August 11, 2026.

10.41	Form of Lock-Up Agreement, incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed on August 11, 2026.

10.42	Form of Irrevocable Transfer Agent Instructions, incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed on August 11, 2026.

10.43	Equity Purchase Agreement, dated August 5, 2026, by and between Boxlight Corporation and the Investor, incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K filed on August 11, 2026.

10.44	Form of Pre-Funded Warrant to Purchase Class A Common Stock, incorporated by reference to Exhibit 10.7 to the Current Report filed on Form 8-K on August 11, 2026.

10.45	Placement Agent Agreement, dated August 5, 2026, by and among Boxlight Corporation, RBW Capital Partners LLC, and Dawson James Securities, Inc., incorporated by reference to Exhibit 10.8 to the Current Report on Form 8-K filed on August 11, 2026.

10.46	Interim Chief Financial Officer Appointment Agreement, dated August 3, 2026, by and between Boxlight Corporation and Jennifer Grabow, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed August 4, 2026.

10.47^	Supplement to Inventory Finance Agreement, dated June 23, 2025, by and between Boxlight Corporation and J.J. Astor & Co.

10.48	First Amendment to Securities Purchase Agreement, dated September 30, 2026, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed October 6, 2026.

10.49	Securities Purchase Agreement, dated September 30, 2026, by and between Boxlight Corporation and J.J. Astor, incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed October 6, 2026.

10.50	Registration Rights Agreement, dated September 30, 2026, by and between Boxlight Corporation and J.J. Astor, incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed October 6, 2026.

10.51	Consent, Waiver and Ratification of Holders of Series D Convertible Preferred Stock of Boxlight Corporation, effective as of September 30, 2026, among the Series D Majority Holders, acknowledged and agreed by Boxlight Corporation and J.J. Astor & Co., incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K/A filed October 13, 2026.

14.1	Code of Business Conduct and Ethics, incorporated by reference to Exhibit 14.1 to the Annual Report on Form 10-K filed March 16, 2023.

19.1	Amended and Restated Insider Trading Policy incorporated by reference to Exhibit 10.81 to the Annual Report on Form 10-K filed March 16, 2023.

21.1	List of Subsidiaries, incorporated by reference to Exhibit 21.1 to the Annual Report on Form 10-K filed March 16, 2023).

23.1^	Consent of Cherry Bekaert, LLP.

23.2^	Consent of Forvis Mazars, LLP.

23.3*	Consent of Lucosky Brookman LLP (included in Exhibit 5.1).

97.1	Clawback Policy adopted April 5, 2024, incorporated by reference to Exhibit 3.3 to the Quarterly Report on Form 10-Q filed on May 8, 2024.

107*	Filing Fee Table.

*	Filed herewith.
^	Previously filed.
†	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the State of Nevada, on November 10, 2026.

BOXLIGHT CORPORATION
(Registrant)

By:	/s/ Michael R. Pope
Michael R. Pope
Executive Chairman
Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael R. Pope	Executive Chairman	November 10, 2026
Michael R. Pope	(Principal executive officer)

/s/ Jennifer Grabow	Interim Chief Financial Officer	November 10, 2026
Jennifer Grabow	(Principal financial and accounting officer)

/s/ Carine Clark	Director	November 10, 2026
Carine Clark

/s/ Peter Fittin	Director	November 10, 2026
Peter Fittin

/s/ Tiffany Kuo	Director	November 10, 2026
Tiffany Kuo

/s/ Mark Elliott	Director	November 10, 2026
Mark Elliott